Exhibit 99.1


                    CERTIFICATION OF CHIEF EXECUTIVE OFFICER
             Pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to
                    ss. 906 of the Sarbanes-Oxley Act of 2002

In connection with the filing with the Securities and Exchange Commission of the Annual Report of SEDONA Corporation (the "Company") on Form 10-K for the period ending December 31, 2003 (the "Report"), I, Marco A. Emrich, President and Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge:

      (1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

      (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/Marco A. Emrich
--------------------------------------
Marco A. Emrich
President, Chief Executive Officer


March 29, 2004

Exhibit 99.1


                    CERTIFICATION OF CHIEF FINANCIAL OFFICER
             Pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to
                    ss. 906 of the Sarbanes-Oxley Act of 2002

In connection with the filing with the Securities and Exchange Commission of the Annual Report of SEDONA Corporation (the "Company") on Form 10-K for the period ending December 31, 2003 (the "Report"), I, Anita M. Primo, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge:

      (1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

      (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/Anita M. Primo
--------------------------------------
Anita M. Primo
Chief Financial Officer


March 29, 2004